Exhibit 99.1

1 Bear Stearns Healthcare Conference September 13, 2004

Forward-Looking Statement This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, projections of future sales, royalty income, operating income, regulatory approval processes, clinical success of pipeline products, including Viramidine and remofovir, competition from generic products, success of efforts to develop, acquire and market new products, and to refocus marketing of existing products, marketplace acceptance of the company's products, success of the company's strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the company's Securities and Exchange Commission filings. 3

(NYSE:VRX) in the areas of neurology, dermatology and infectious disease. A unique, GLOBAL, research-based, specialty pharmaceutical company that discovers, develops, manufactures and markets pharmaceutical products 5

Company Profile $686 Million in Revenues in 2003 1,000 Sales Representatives Global Manufacturing 4,437 Employees 2,400 SKUs 575 Products Research & Development 7

Commercial location 9 What makes us unique? Global Footprint

Manufacturing location 11 What makes us unique? Global Footprint

R&D Headquarters R&D Technology Center 13 What makes us unique? Global Footprint

15 What makes us unique? Discovery to Market

17

19

21

Strategic Plan Innovate & Grow Transform Restructure 23

Growth Strategy $1.5 B 2004 2005 2006 2007 2008 Pipeline Global Brand Sales Business Development Ribavirin Royalties Regional/Local Brands 25

Ribavirin Royalties 2004 2005 2006 2007 2008 Business Development Pipeline Global Brand Sales $1.5 B Ribavirin Royalties Regional/Local Brands 27

Global Brand Sales Ribavirin Royalties Regional/Local Brands Pipeline Business Development Core Business 11% Growth in 2003 $1.5 B 2004 2005 2006 2007 2008 29

Pipeline Global Brand Sales Ribavirin Royalties Regional/Local Brands Business Development Core Business 11% Growth in 2003 $1.5 B 2004 2005 2006 2007 2008 16% Growth in first half 2004 31

North America AAA Europe Latin America 33 Leveraging Our Global Footprint

North America North America Wesley P. Wheeler, President, North America and Global Commercial Development 35

North America Total 2003 Product Sales = $99.1 MM 120 Sales Representatives * New Acquisitions in 2004 * * $15.9 Million $20.8 Million $10.8 Million $7.2 Million 37

Europe Europe Charles J. Bramlage President, Europe 39

Europe Total 2003 Product Sales = $232.0 MM 330 Sales Representatives $13.6 Million $11.4 Million $8.9 Million $10.3 Million $18.9 Million 41

Europe 43

Martin N. Mercer, Executive Vice President, Latin America Latin America Latin America 45

Latin America Total 2003 Product Sales = $136.0 MM 450 Sales Representatives $27.0 Million $8.8 Million $6.5 Million $6.0 Million $4.9 Million 47

David W. Kwo Executive Vice President, Asia, Africa, Australia Asia, Africa, Australia AAA 49

Asia, Africa, Australia Total 2003 Product Sales = $51.4 MM 75 Sales Representatives $9.0 Million $4.2 Million $3.9 Million $6.0 Million $4.6 Million 51

France United Kingdom Mexico Canada China Italy Germany Focused on Ten Key Markets Poland USA 53 Spain

Three Therapeutic Areas Neurology Infectious Disease Dermatology 55

Nine Global Brands REMOFOVIR Hepatitis B VIRAMIDINE Hepatitis C Broad spectrum anti-viral Wound and scar treatment Parkinson's Disease Myasthenia Gravis Fine lines and wrinkles Actinic Keratoses Psoriasis 57

Global Brands Making Good Progress 2002 2003 Global Brands Total product sales: $467 MM Total product sales: $518 MM 19% 21% Global Brands 59

Global Brands Making Good Progress 2002 2003 Global Brands Total product sales: $467 MM Total product sales: $518 MM 19% 21% Global Brands 28% Growth For Global Brands 61

Extending the Lifecycle Through Line Extensions



2004
2005
2006
2007
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Kinerase Eye Cream
Kinerase SPF 15
Efudex 40
Kinerase C6 Peptide
Kinerase Cleanser
Virazole IV
Cesamet US
Dermatix
Mestinon Chewable
Efudex Patch
Kinerase SPF 30

32

VALEANT Pharmaceuticals International

Line Extension Revenue Mestinon Chewable Efudex Patch Efudex Wart Dermatix Spray Virazole IV Kinerase LEs $ 0 $150 $50 $100 65

Solid Core Business $1.5 B 2004 2005 2006 2007 2008 Global Brand Sales Regional/Local Brands Ribavirin Royalties Business Development Pipeline 67

Pipeline Discovery to Market $1.5 B 2004 2005 2006 2007 2008 Global Brand Sales Regional/Local Brands Ribavirin Royalties Business Development 69

Research & Development Kim D. Lamon, M.D., Ph.D. President, R&D and Chief Scientific Officer 71

73 2003 R&D Pipeline Discovery Phase 1 Phase 2 Phase 3 Post Approval Pre-clinical Remofovir HCV HBV Immunology Oncology HIV Viramidine

75 2004 R&D Pipeline Discovery Phase 1 Phase 2 Phase 3 Post Approval Pre-clinical Zelapar(r) Remofovir HCV HBV Immunology Oncology HIV Viramidine

77 2004 R&D Pipeline Discovery Phase 1 Phase 2 Phase 3 Post Approval Pre-clinical Zelapar(r) Remofovir HCV HBV Immunology Oncology HIV Mestinon(r) Efudex(r) IV Virazole(r) Viramidine

Viramidine(tm) Objective: Establish a new worldwide gold standard in Hepatitis C treatment 79

Viramidine Clinical Process Phase 2 - Endpoints focused on Safety 180 treatment naive patients 24-week interim data presented at EASL in April 2004 48-week interim data to be presented at AASLD in October 2004 72-week end-of-study data expected to be ready for presentation in the first half of 2005 81

Viramidine Clinical Process Phase 3 - Endpoints include Safety and Efficacy Two arms - VISER1 and VISER2 1,000 patients in each arm Expect NDA to be submitted for approval 2006/2007

VISER1 Viramidine + Peg-Intron(r) 85

VISER1 Enrollment Cumulative Count per Month 87

VISER2 Viramidine + Pegasys(r) 89

Remofovir Mesylate Objective: Significantly improve the treatment available for Hepatitis B 91

Remofovir Update Phase 1 clinical trials completed To be presented at AASLD in October 2004 Phase 2 initiated in mid-2004 Enrollment ongoing Sites in the U.S., Taiwan, Singapore, Korea 93

Drug Discovery Strategy Focus Product vs. Platform Target -driven Best -in-class vs. First-in-class 95

Drug Discovery - 2002 S O N D J F M A M J J A S O N D J F M A M J J A S O N D 2002 2003 2004 H2L Hit ID 97 HBV Lead Optimization HIV KINASE 1 HCV

HBV Kinase 2 Kinase 3 S O N D J F M A M J J A S O N D J F M A M J J A S O N D 2002 2003 2004 HIV HCV Kinase 1 Hit ID H2L Lead Optimization IND Candidate Drug Discovery - 2004 99 2005

Research & Development leadership team Rapid decision making Speed in development -in-class discovery focus Best technology State-of-the-art Commitment to continued R&D experienced Highly investment 101

Business Development Pipeline Business Development $1.5 B 2004 2005 2006 2007 2008 Global Brand Sales Regional/Local Brands Ribavirin Royalties 103

2004 2005 2006 2007 2008 Amarin Legacy 17 17 17 17 17 Tasmar 5 11 18 23 30 Zelapar 0 12 20 26 30 Cesamet 0 4 11 16 20 Zeatin 0 14 11 16 21 Business Development Revenue Revenue M $ 2004 2005 2006 2007 2008 Amarin Zeatin Cesamet Zelapar Tasmar Legacy $ 0 $150 $50 $100 105

Pipeline Future BD Completed BD Business Development $1.5 B 2004 2005 2006 2007 2008 Ribavirin Royalties Regional/Local Brands Global Brand Sales 107

Dec 2002 December 2003 - Actual June 2004 Valeant 245 872 717.8 Royalties 0 0 0 Cash is Available for Acquisitions December 2003 Actual December 2002 $245 MM $872 MM June 2004 $718 MM 109

Dec 2002 December 2003 - Actual June 2004 Valeant 245 872 450 Royalties 0 0 0 $450 MM Cash is Available for Acquisitions December 2003 Actual December 2002 $245 MM $872 MM July 31, 2004 111

Global Manufacturing John I. Cooper Executive Vice President, Global Manufacturing and Supply 113

Global Supply Network 33 Sites in 10 Countries 115

Global Supply Network 14 Sites in 9 Countries 117

Global Supply Network By 2006: 5 Sites in 5 Countries 119

Performance Goals 2003 Results 2008 Target Royalties Product Sales Cost of Goods Sold Selling Expense G & A R & D Effective Tax Rate $168MM $0.1B $518MM $1.4B 36% 20-25% 32% 25-30% 22% 10-12% 9% 10-12% 38% 28-30% 121

Performance Goals 2008 Target $0.1B $1.4B 20-25% 25-30% 10-12% 10-12% 38% 28-30% EPS >$1.90 123 *Excludes non-GAAP adjustments

True global footprint Valeant is a UNIQUE Specialty Pharmaceutical Company with Discovery to Market Manufacturing capability Strong cash flow 125

Review Financial 127

Total Revenues 2003 Revenues - $686 million Royalties $168 MM Product Sales $518 MM 129

Product Sales 2000 2001 2002 2003 Sales 442 484 467 518 1999 2000 2001 2002 6/1/2003 6/1/2004 Sales 433 442 484 467 242 280 Annual Six-months 131

Product Sales by Region - 2003 East 51 99 136 232 10% 19% 26% 45% AAA Latin America Europe North America = $518 MM Total Product Sales 133

Product Sales by Region - June 2004 - 6 Months East 28 63 66 123 10% 23% 23% 44% AAA Latin America Europe North America = $280 MM Total Product Sales 135

Product Lines Efudix/Efudex * $23.1 $26.8 16.0% Kinerase * 10.4 12.6 21.2 Dermatix * 0.3 2.5 733.3 Oxsoralen-Ultra * 4.6 8.5 84.8 Virazole * 17.4 18.8 8.0 Mestinon * 31.2 41.9 34.3 Dalmane/Dalmadorm 10.8 10.6 -1.9 Bedoyecta 29.8 27.0 -9.4 Calcitonin 9.4 13.6 44.7 Librax 18.2 11.8 -35.2 Nuclosina 11.1 11.4 2.7 Other Product Sales 300.5 333.0 10.8 Total Product Sales $466.8 518.5 11.1% Other 2002 Actual 2003 Actual % Increase (Dec.) * Denotes Global Brand Dermatology Neurology Infectious Disease 137

Efudix/Efudex * $8.0 $18.8 135.0% Kinerase * 5.7 8.0 40.4 Dermatix * 0.8 3.3 312.5 Oxsoralen-Ultra * 3.0 6.6 120.0 Virazole * 11.5 8.3 (-27.8) Tasmar * - 0.6 - Mestinon * 18.7 18.8 0.5 Dalmane/Dalmadorm 4.7 5.7 21.3 Bedoyecta 12.7 9.8 (-22.8) Calcitonin 6.5 6.6 1.5 Librax 4.7 8.5 80.9 Nuclosina 6.1 4.9 (-19.7) Other Product Sales 159.3 180.1 18.7 Total Product Sales $241.7 $280.0 15.8% Dermatology Neurology Other 1st Half 2003 Actual 1st Half 2004 Actual % Increase (Dec.) Denotes Global Brand **Acquired in May 2004 Product Lines Infectious Disease 139 **

Adjusted Operating Income Product Sales Royalties Cost of Goods Sold Selling Expenses General & Administrative R & D Amortization Operating Income $280 48 328 93 98 48 39 27 $23 Note: Excludes in-process R&D expenses & non-GAAP adjustments ( $ In Millions) $242 100 342 88 81 57 19 16 $81 Six Months Ending June 30 2004 2003 141

Adjusted Operating Metrics Cost of Goods Sold Selling Expenses General & Administrative R & D Amortization 37% 33% 24% 8% 7% Six Months Ending June 30 ( $ In Millions) 33% 35% 17% 14% 10% 2004 2003 143 Note: Excludes non-GAAP adjustments

Balance Sheet Cash Accounts Receivable Inventory Current Liabilities Long-term Debt Total Equity $718 139 103 164 1,024 $545 ( $ In Millions) $872 162 92 162 1,120 $605 2004 2003 June 30, 2004 December 31, 2003 145

Balance Sheet Cash Accounts Receivable Inventory Current Liabilities Long-term Debt Total Equity $718 139 103 164 1,024 $545 $450* 787* ( $ In Millions) $872 162 92 162 1,120 $605 2004 2003 June 30, 2004 December 31, 2003 147 * Balances as of July 31, 2004

Financial Metrics Cost of Goods Sold Selling Expense G & A R&D Effective Tax Rate 36% 34-36% 20-25% 32% 30-32% 25-30% 22% 18-19% 10-12% 9% 14-16% 10-12% 38% 26-27% 28-30% 2003* 2004 2008 149 *Excludes non-GAAP adjustments

Delivering Results Keeping Our Promises Positioning VRX for the Future 151